                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
[X] Definitive Proxy Statement              Commission Only (as permitted by
[ ] Definitive Additional Materials         Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              DIEDRICH COFFEE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              DIEDRICH COFFEE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transactions applies:

--------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount previously paid:

--------------------------------------------------------------------------------
        (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
        (3) Filing party:

--------------------------------------------------------------------------------
        (4) Date filed:

                              DIEDRICH COFFEE, INC.
                              2144 MICHELSON DRIVE
                            IRVINE, CALIFORNIA 92612

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 1998

To the Stockholders of
Diedrich Coffee, Inc.

        A Special Meeting of Stockholders of Diedrich Coffee, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive office at 2144 Michelson Drive, Irvine, California 92612, on Thursday, January 22, 1998, at 10:00 a.m., local time, for the following purposes:

        1. To approve the Stock Option Plan and Agreement by and between the Company and John E. Martin, dated as of November 17, 1997, granting Mr. Martin options to purchase up to 850,000 shares of common stock, $ 0.01 par value per share, (the "Common Stock") of the Company; and

        2. To approve the Stock Option Plan and Agreement by and between the Company and Timothy J. Ryan, dated as of November 17, 1997, granting Mr. Ryan options to purchase up to 600,000 shares of the Common Stock of the Company.

        The Company's Board of Directors fixed the close of business on December 16, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                       By Order of the Board of Directors,




                                       Martin R. Diedrich
                                       Vice Chairman of the Board and Secretary

Irvine, California
December 22, 1997

                              DIEDRICH COFFEE, INC.
                              2144 MICHELSON DRIVE
                            IRVINE, CALIFORNIA 92612


                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


                         SPECIAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 1998

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Diedrich Coffee, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of the Company's Stockholders to be held on January 22, 1998 at 10:00 a.m. (the "Meeting") and at any and all postponements and adjournments of the Meeting. The Meeting will be held at the Company's principal executive office at 2144 Michelson Drive, Irvine, California 92612. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about December 22, 1997.

        The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals. Proxies may be solicited in person or by telephone, telefax or other electronic means by directors, officers or employees of the Company who will not receive any additional compensation for such solicitation.

                                     VOTING

        The close of business on December 16, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 5,391,650 shares of the Company's Common Stock outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof.

        Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on a proposal presented to stockholders and generally have the same effect as a vote against the proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

        Each proxy submitted by a stockholder will, unless otherwise directed by the stockholder in the proxy, be voted FOR approval of the terms of (i) the Stock Option Plan and Agreement by and between the Company and John E. Martin, dated as of November 17, 1997, granting Mr. Martin options to purchase up to 850,000 shares of Common Stock of the Company (the "Martin Option Agreement") and (ii) the Stock Option Plan and Agreement by and between the Company and Timothy J. Ryan, dated as of November 17, 1997, granting Mr. Ryan options to purchase up to 600,000 shares of the Common Stock of the Company (the "Ryan Option Agreement"). If a stockholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

        Pursuant to a Voting Agreement and Irrevocable Proxy by and among D.C.H., L.P., a California limited partnership, Martin R. Diedrich and John E. Martin, dated as of November 17, 1997, D.C.H., L.P. and Mr. Diedrich have agreed to vote their shares in favor of Proposal 1 and further have granted Mr. Martin an irrevocable proxy to vote their shares in favor of Proposal 1. In the aggregate, the shares of stock held by D.C.H., L.P. and Mr. Diedrich represent approximately 39.1% of the voting stock of the Company.

                                   PROPOSAL 1

        Proposal No. 1 seeks stockholder approval of the Martin Option Agreement as described more fully below and is set forth in its entirety as Exhibit A attached hereto. The Company has entered into this agreement pursuant to the Board's determination that it is in the best interests of the Company to retain Mr. Martin as Chairman of the Board. The summary set forth below is qualified in its entirety by reference to the Martin Option Agreement attached hereto as Exhibit A.

        On November 17, 1997, the Company and John E. Martin entered into the Martin Option Agreement. Mr. Martin was granted options to purchase an aggregate of 850,000 shares of common stock, $.01 par value per share (the "Common Stock") of the Company for the purpose of encouraging and rewarding Mr. Martin's contributions to the performance of the Company and to align Mr. Martin's interests with the interests of the Stockholders. The options granted to Mr. Martin are exercisable, subject to stockholder approval, at the following exercise prices: 450,000 shares of Common Stock at an exercise price of $4.00 per share; 100,000 shares of Common Stock at an exercise price of $5.00 per share; 150,000 shares of Common Stock at an exercise price of $8.00 per share and 150,000 shares of Common Stock at an exercise price of $10.00 per share. All of the options granted to Mr. Martin become exercisable on the earlier of May 15, 2002 or as soon as the closing price of the Company's Common Stock on the Nasdaq National Market exceeds the respective exercise price for at least seven trading days in any period of ten consecutive trading days. All options are to terminate if unexercised on November 17, 2002 or, if Mr. Martin resigns from the Company or Mr. Martin's employment is terminated by the Company for cause (as defined in the Martin Option Agreement), the options will become unexercisable within sixty days. The Company has agreed to file a registration statement on Form S-8 with the Securities and Exchange Commission to register the issuance and exercise of options under this agreement. Any exercise of options is contingent upon the receipt of all requisite governmental approvals and consents as well as upon applicable federal, state and local tax withholding requirements. Only Mr. Martin is eligible to receive options under the Martin Option Agreement and the options are not transferable or assignable. Subject to the discretion of the Compensation Committee of the Board of Directors, Mr. Martin may pay the exercise price for his options with cash or by delivery of shares of the Company's Common Stock with a value equal to the exercise price or through a combination of cash and shares.

        On November 17, 1997, John E. Martin also entered into a letter agreement with the Company appointing him as a director of the Company and as Chairman of the Board. The agreement provides for a base salary of $8,333.33 per month for so long as Mr. Martin continues as Chairman of the Board. Mr. Martin is not to receive employee benefits nor any other compensation to which he would otherwise be entitled for serving on the Board and he may be terminated at the discretion of the Board at any time with or without reason. The Company has agreed to employ a full-time executive assistant on his behalf with an annual salary not to exceed $72,000 per year. The Company has also agreed to reimburse Mr. Martin for all reasonable and necessary travel and other business expenses incurred in connection with the performance of services under the agreement; to enter into an indemnification agreement with Mr. Martin in the form provided to each of the other directors and executive officers of the Company; and to reimburse Mr. Martin for reasonable legal and accounting fees incurred in connection with the negotiation and execution of the agreement in an amount not to exceed $10,000. Finally, the agreement recognizes that Mr. Martin's other business interests relate to restaurants and provides that the Company waives any rights or claims to other business opportunities involving the restaurant business which may become available to Mr. Martin, other than opportunities involving the coffeehouse business or other businesses in which the principal activity involves the sale of coffee and coffee beverages.

        Along with the two agreements described above, the Company also entered into a Common Stock purchase agreement with Mr. Martin under which it has agreed to issue and sell 333,333 restricted shares of Common Stock of the Company to Mr. Martin at $3.00 per share, such price representing the fair market value of the Common Stock as of November 17, 1997. Such sale represents an investment of approximately $1,000,000 in the Company by Mr. Martin.

REASONS FOR THE PROPOSAL; VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors of the Company authorized the Martin Option Agreement and entered into the related letter agreement and Common Stock purchase agreement with Mr. Martin as three elements of an organized effort to attract and motivate an individual whom the Board has determined possesses the characteristics necessary to substantially improve the performance of the Company. The letter agreement with Mr. Martin appoints him as Chairman of the Board, giving him the necessary authority to make the changes he determines are in the best interest of the Company. The Martin Option Agreement rewards Mr. Martin as the value of the shares of the Company's Common Stock increase to, and maintain, the target levels as described in the agreement. Finally, the Common Stock purchase agreement requires Mr. Martin to commit approximately $1,000,000 of his personal funds to the Company, thereby more closely aligning his interests with those of the currently existing stockholders. Taken as a whole, these three agreements give Mr. Martin the authority and the motivation to direct his best efforts to improving the fiscal health of the Company.

        The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 1.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
1.

                                   PROPOSAL 2

        Proposal No. 2 seeks stockholder approval of the Ryan Option Agreement as described more fully below and is set forth in its entirety as Exhibit B attached hereto. The Company has entered into this agreement pursuant to the Board's determination that it is in the best interests of the Company to retain Mr. Ryan as the President and Chief Executive Officer of the Company. The summary set forth below is qualified in its entirety by reference to the Ryan Option Agreement attached hereto as Exhibit B.

        On November 17, 1997, the Company and Timothy J. Ryan entered into the Ryan Option Agreement. Mr. Ryan was granted options to purchase an aggregate of 600,000 shares of the Common Stock of the Company for the purpose of encouraging and rewarding Mr. Ryan's contributions to the performance of the Company and to align Mr. Ryan's interests with the interests of the stockholders. The options granted to Mr. Ryan are exercisable, subject to stockholder approval, at the following exercise prices: 50,000 shares of Common Stock at an exercise price of $3.50 per share; 75,000 shares of Common Stock at an exercise price of $4.50 per share; 125,000 shares of Common Stock at an exercise price of $5.00 per share; 175,000 shares of Common Stock at an exercise price of $8.00 per share and 175,000 shares of Common Stock at an exercise price of $10.00 per share. The options become exercisable on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of two conditions: (x) the options having vested pursuant to a vesting schedule set forth in the agreement, and (y) after the date of the agreement, the closing price of the Common Stock on the Nasdaq National Market shall have exceeded the option price per share for at least seven trading days in any period of ten consecutive trading days. All options are to terminate if unexercised on November 17, 2002 or, if Mr. Ryan resigns from the Company without good cause (as defined in Mr. Ryan's employment agreement) or Mr. Ryan's employment is terminated by the Company for cause (as defined in Mr. Ryan's employment agreement), the options will become unexercisable within sixty days. The Company has agreed to file a registration statement on Form S-8 with the Securities and Exchange Commission to register the issuance and exercise of options under this agreement. Any exercise of options is contingent upon the receipt of all requisite governmental approvals and consents as well as upon applicable federal, state and local tax withholding requirements. Only Mr. Ryan is eligible to receive options under the Ryan Option Agreement and the options are not transferable or assignable. Subject to the discretion of the Compensation Committee of the Board of Directors, Mr. Ryan may pay the exercise price for his options with cash or by delivery of shares of the Company's Common Stock with a value equal to the exercise price or through a combination of cash and shares.

        On November 17, 1997, Timothy J. Ryan also entered into a two year employment agreement with the Company regarding his role as President and Chief Executive Officer. The agreement provides for an annual salary of $200,000 per year, a discretionary performance bonus which may be awarded by the Compensation Committee after twelve months of employment (not to initially exceed 25% of Mr. Ryan's base salary), and employee benefits that include three weeks annual vacation leave, reimbursement for all reasonable and necessary travel and other business expenses incurred in connection with the performance of services under the agreement, and the payment of a monthly car allowance of $600.00. The employment agreement may be terminated before the completion of two years in the event of Mr. Ryan's sustained incapacity as defined in the agreement or by the Company for cause as defined in the agreement. Mr. Ryan may also be terminated for any other reason, however, in such event, Mr. Ryan will be entitled to receive a severance payment equal to fifty percent of his base salary.

        Along with the two agreements described above, the company also entered into a Common Stock purchase agreement with Mr. Ryan under which it has agreed to issue and sell 16,667 restricted shares of Common Stock of the Company to Mr. Ryan at $3.00 per share, such price representing the fair market value of the Common Stock as of November 17, 1997. Such sale represents an investment of approximately $50,000 in the Company by Mr. Ryan.

REASONS FOR THE PROPOSAL; VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors of the Company authorized the Ryan Option Agreement and entered into the related employment agreement and Common Stock purchase agreement with Mr. Ryan as three elements of an organized effort to attract and motivate an individual whom the Board has determined possesses the characteristics necessary to substantially improve the performance of the Company. The employment agreement with Mr. Ryan appoints him as President and Chief Executive Officer of the Company, giving him the necessary authority to make the changes he determines are in the best interest of the Company. The Ryan Option Agreement rewards Mr. Ryan as the value of the shares of the Company's Common Stock increase to, and maintain, the target levels as described in the agreement. Finally, the Common Stock purchase agreement requires Mr. Martin to commit $50,000 of his personal funds to the Company, thereby more closely aligning his interests with those of the currently existing stockholders. Taken as a whole, these three agreements give Mr. Ryan the authority and the motivation to direct his best efforts to improving the fiscal health of the Company.

        The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 2.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
2.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of December 1, 1997 by those known by the Company to be beneficial owners of more than five percent of the outstanding shares of the Company's Common Stock, by each of the present directors, by each of the executive officers named in the Summary Compensation Table found elsewhere in this Proxy Statement, and by all directors and executive officers of the Company as a group. On December 1, 1997, there were 5,391,650 shares of Common Stock outstanding. The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting and investment powers held jointly with a person's spouse, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the U.S. Securities and Exchange Commission or information provided to the Company by such beneficial owners.

          Name and Address                  Amount and Nature                Percent of
        of Beneficial Owner             of Beneficial Ownership(1)             Class
        -------------------             --------------------------             -----
D.C.H., L.P. (2)                                 1,453,197                      27.0%
    450 Newport Center Drive
    Suite 450
    Newport Beach, CA  92660
Nuvrty, Inc.                                       340,000 (3)                   5.9%
    3 Civic Plaza
    Suite 170
    Newport Beach, CA 92660
Amre A. Youness                                    430,958 (4)                   7.5%
    3 Civic Plaza
    Suite 170
    Newport Beach, CA  92660
Peter Churm                                          5,000 (5)                   *
Martin R. Diedrich                                 655,107                      12.2%
Lawrence Goelman                                   100,000 (6)                   1.8%
Paul C. Heeschen                                 1,721,480 (7)                  31.9%
Steven A. Lupinacci                                309,061 (8)                   5.6%
John E. Martin                                   1,233,333 (9)                  18.8%
Timothy J. Ryan                                     91,667 (10)                  1.7%
All directors and executive                      3,879,087 (11)                 56.6%
    officers as a group (7 persons)

----------------------
*       Less than 1%

(1) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of December 1, 1997 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2) Paul C. Heeschen, a director of the Company, is the sole general partner of this limited partnership with voting and investment power as to all shares beneficially owned by the limited partnership.

(3) Pursuant to Schedule 13D as filed with the SEC and dated as of October 15, 1997. Nuvrty, Inc. and Amre A. Youness, who is the sole shareholder of Nuvrty, Inc., have shared voting and dispositive power of the 340,000 shares that are subject to warrants exercisable within 60 days.

(4) Pursuant to Schedule 13D filed with the SEC and dated as of October 15, 1997, includes 340,000 shares that are subject to warrants exercisable within 60 days of which he has shared voting and dispositive power with Nuvrty, Inc.

(5) Includes 5,000 shares subject to options that are exercisable within 60 days.

(6) Includes 100,000 shares subject to options that are exercisable within 60 days.

(7) Includes 1,453,197 shares beneficially owned by D.C.H., L.P. and 255,914 shares beneficially owned by Redwood Enterprises VII, L.P. Mr. Heeschen is the sole general partner of each of these partnerships with voting and investment power as to all of such shares. Also includes 5,000 shares subject to options that are exercisable within 60 days.

(8) Includes 79,183 shares subject to options that are exercisable within 60 days. Mr. Lupinacci resigned as Chief Executive Officer, President and Chief Financial Officer effective March 12, 1997.

(9) Includes 850,000 shares subject to options that are exercisable within 60 days and 333,333 shares that may be purchased pursuant to a stock purchase agreement within 60 days.

(10) Includes 75,000 shares subject to options that are exercisable within 60 days and 16,667 shares that may be purchased pursuant to a stock purchase agreement within 60 days.

(11) Includes 1,107,500 shares subject to options or warrants exercisable within 60 days and 350,000 shares that may be purchased pursuant to stock purchase agreements within 60 days.



                             DIRECTORS' COMPENSATION

        Directors who are also employees of the Company receive no extra compensation for their service on the Board. Non-employee directors receive reimbursement for out-of-pocket expenses incurred in attending Board meetings and receive certain stock option grants under the Company's 1996 Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan").

        Pursuant to the Company's Non-Employee Directors Plan, each non-employee director of the Company automatically receives, upon becoming a director, a one-time grant of an option to purchase up to 10,000 shares of the Company's Common Stock. These initial options will vest and become exercisable with respect to 50% of the underlying shares upon the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the first annual meeting of stockholders of the Company following the grant date, if the recipient has remained a non-employee director for the entire period from the grant date to such earlier date, and with respect to the remaining 50% of the underlying shares upon the earlier of (i) the second anniversary of the grant date or (ii) immediately prior to the second annual meeting of stockholders of the Company following the grant date, if the recipient has remained a non-employee director for the entire period from the grant date to such earlier date. In addition to an initial grant, each non-employee director will also receive, upon re-election to the Board, an automatic grant of an option to purchase up to 5,000 additional shares of the Company's Common Stock. These additional options will vest and become exercisable upon the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the annual meeting of stockholders of the Company following the grant date, if the recipient has remained a non-employee director for the entire period from the grant date to such earlier date.

        All non-employee director options have a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The Non-Employee Directors Plan provides that the exercise price may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions. Vesting of non-employee director options accelerates if the recipient of the option ceases to be a director of the Company in connection with a change in control.

        During the fiscal year ended January 29, 1997, 30,000 options were issued to the Company's non-employee directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information with respect to compensation paid by the Company in fiscal years 1996 and 1997 to the Company's Chief Executive Officer and the Company's next most highly compensated persons who were serving as executive officers of the Company at the end of the fiscal year ended January 29, 1997 and whose total annual salary and bonus for that fiscal year exceeded $100,000 (the "Named Executive Officers").

                                                                     Long-Term
                                                       Annual      Compensation
                                                    Compensation      Awards
                                                    ------------   ------------
                                                                    Securities
                                                                    Underlying
Name and Principal Position               Year       Salary ($)     Options (#)
---------------------------               ----       ----------     -----------
Steven A. Lupinacci(1)                    1997         130,000           --
    Former Chief Executive Officer,       1996         116,638        131,350
    President and Chief Financial
    Officer

Martin R. Diedrich                        1997         100,000           --
    Vice Chairman of the Board,           1996          87,500           --
    Secretary and Chief Coffee
    Officer

----------------------

(1) Mr. Lupinacci resigned as Chief Executive Officer, President and Chief Financial Officer effective March 12, 1997 and Lawrence Goelman assumed the position of interim Chief Executive Officer on the same date. Effective November 17, 1997, Timothy J. Ryan was appointed to the position of President and Chief Executive Officer, replacing Mr.
     Goelman.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

        The following table sets forth the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on January 29, 1997, and the aggregate gains that would have been realized had these options been exercised on January 29, 1997, even though these options were not exercised, and the unexercisable options could not have been exercised, on that date. The Named Executive Officers did not exercise any stock options during the 1997 fiscal year.


                         Number of Securities                  Value of Unexercised
                        Underlying Unexercised                 In-the-Money Options
       Name           Options at Fiscal Year End (#)         At Fiscal Year End ($)(1)
       ----          -----------------------------        -------------------------------
                     Exercisable  Unexercisable(2)         Exercisable    Unexercisable(2)
                     -----------  ----------------        --------------  ----------------
Steven A. Lupinacci    32,993        98,357                    232,601        693,417
Martin R. Diedrich      --              --                        --             --

----------------------

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on January 29, 1997. The closing price of the Company's Common Stock on that day on the Nasdaq National Market was $8.50. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

(2) Future exercisability is subject to a number of factors, including, but not limited to, the optionee remaining employed by the Company.

EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS

        See Proposal 1 above for a discussion of John E. Martin's letter agreement with the Company appointing him Chairman of the Board of the Company.

        See Proposal 2 above for a discussion of Timothy J. Ryan's employment agreement with the Company regarding his role as President and Chief Executive Officer.

        In April 1997, Lawrence Goelman, a director of the Company, entered into a letter agreement with the Company regarding his role as interim President and Chief Executive Officer (subsequently, Mr. Goelman assumed the role of Chairman and interim Chief Executive Officer and Mr. Kerry W. Coin was promoted to President and Chief Operating Officer). The agreement provided for a salary of $10,000 per month for so long as Mr. Goelman remained in the role of interim Chief Executive Officer and/or Chairman. In addition, he received options pursuant to the Company's 1996 Stock Incentive Plan to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.75 per share, which represented the closing price for the stock on the Nasdaq National Market on the date of the agreement. All of these options became exercisable at the end of the vesting schedule on September 23, 1997. The agreement terminated upon the appointments of Messrs. Martin and Ryan on November 17, 1997.

        In August 1996, Kerry W. Coin joined the Company as its Executive Vice President and Chief Operating Officer and entered into a three year employment agreement with the Company. The agreement presently provides for an annual base salary of $160,000 per year, subject to periodic adjustment by the Board of Directors. Mr. Coin is also entitled to receive employee benefits consistent with the Company's policies for other senior executives and may be eligible for a performance bonus in an amount up to thirty percent of his base salary. The agreement also provides for the grant of options pursuant to the Company's 1996 Stock Incentive Plan to purchase 90,000 shares of the Company's Common Stock at an exercise price of $3.00 per share and 30,000 shares of the Company's Common Stock at an exercise price of $4.50 per share.

        In June 1995, Martin R. Diedrich entered into a three-year employment agreement with the Company. The agreement provides for an annual base salary of $100,000 per year, subject to periodic adjustment by the Board of Directors. The Board of Directors may also grant Mr. Diedrich performance bonuses based upon the Company's performance and Mr. Diedrich's contributions thereto. Mr. Diedrich is also entitled to receive employee benefits consistent with the Company's policies for other senior executives. The agreement further provides that Mr. Diedrich shall not be required to relocate outside of Orange County, California as a condition to his employment.

        In June 1995, Steven A. Lupinacci, the Company's then President, Chief Executive Officer and Chief Financial Officer, entered into a three-year employment agreement with the Company. The agreement provided for an annual base salary of $125,000 per year, subject to periodic adjustment by the Board of Directors. The Board of Directors could also grant Mr. Lupinacci performance bonuses based upon the Company's performance and Mr. Lupinacci's contributions thereto. Mr. Lupinacci was also entitled to receive employee benefits consistent with the Company's policies for other senior executives. Mr. Lupinacci resigned from the Company effective March 12, 1997. Pursuant to an agreement between the Company and Mr. Lupinacci dated May 13, 1997 which terminated his employment agreement, the Company paid Mr. Lupinacci $75,000 and agreed to pay him an additional amount of approximately $88,000 in the fiscal year ending January 27, 1999 in full satisfaction of the Company's obligations under Mr. Lupinacci's employment agreement.

        Also in June 1995, the Company entered into a stock option plan and agreement with Mr. Lupinacci. The expiration date of the agreement was June 29, 2005. The agreement provided for a maximum grant of options to purchase 131,350 shares of the Company's Common Stock at an exercise price of $1.45 per share upon the occurrence of certain events. As a result of the Company's initial public offering in September 1996, options to purchase 79,183 shares began to vest in twelve equal installments at the end of each month after the closing of the initial public offering and are now fully vested. These options to purchase the 79,183 shares shall terminate on March 12, 1999. The remainder of the options granted under this agreement terminated on the effective date of Mr. Lupinacci's resignation from the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Company's Board of Directors was formed upon consummation of the Company's initial public offering in September 1996. The Compensation Committee consisted of Mr. Churm, Mr. Goelman and Mr. Heeschen from the formation of the Committee through the remainder of the fiscal year ended January 29, 1997 and for the subsequent interim period until March 11, 1997. Since March 11, 1997, the Compensation Committee has consisted of Mr. Churm and Mr. Heeschen. Except for Mr. Goelman, who served as a member of the Compensation Committee prior to his appointment as interim President and Chief Executive Officer of the Company on March 12, 1997, no member of the Compensation Committee was, at any time during the fiscal year ended January 29, 1997 or at any other time, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                              STOCKHOLDER PROPOSALS

        Stockholders who wish to have proposals for action at the Company's 1998 Annual meeting of Stockholders considered for inclusion in next year's proxy statement and form of proxy must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than January 21, 1998. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


                                  OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

Irvine, California
December 22, 1997






 STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE
  ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND
                     YOUR COOPERATION WILL BE APPRECIATED.

                                    EXHIBIT A

               STOCK OPTION PLAN AND AGREEMENT WITH JOHN E. MARTIN

        Stock Option Plan and Agreement, dated as of November 17, 1997 (this "AGREEMENT"), by and between Diedrich Coffee, Inc., a Delaware corporation (the "COMPANY") and John E. Martin (the "GRANTEE").

                                    RECITALS

        A. The Company has agreed to employ Grantee under terms and conditions set forth in that certain agreement dated November 17, 1997 (the "EMPLOYMENT AGREEMENT"), by and between the Company and Grantee.

        B. Under the Employment Agreement, the Company has agreed to grant to Grantee options to purchase 850,000 shares of common stock, $0.01 par value per share (the "COMMON STOCK"), of the Company for the purpose of encouraging and rewarding Grantee's contributions to the performance of the Company and aligning Grantee's interests with the interests of the Company's stockholders.

                                    AGREEMENT

        NOW, THEREFORE, to evidence the grant of options by the Company and to set forth the terms and conditions of the grant of options, the Company and Grantee hereby agree as follows:

        1. DEFINITIONS. The following terms, as used in this Agreement, have the meanings ascribed to them in this Section 1.

           (a) "BOARD" means the Board of Directors of the Company.

           (b) "CLOSING PRICE" means the closing price on any given trading day of the Common Stock on the Nasdaq National Market (or any subsequent exchange or market system upon which the Company's Common Stock is principally traded) as reported in the Transaction Index of the Wall Street Journal.

           (c) "COMPENSATION COMMITTEE" means the Compensation Committee of the Board.

           (d) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (e) "EXERCISE DATE" means any date on which Grantee exercises
Options.

           (f) "EXERCISE DATE VALUE" means the product of: (i) the number of shares of Common Stock delivered to the Company and (ii) the Closing Price of the Common Stock on the Exercise Date.

           (g) "EXERCISE SHARES" means those shares of Common Stock with respect to which Options are being exercised.

           (h) "FOR CAUSE" means: (i) the willful failure by Grantee to follow the instructions of the Board or to perform substantially any of Grantee's obligations to the Company or a breach by Grantee of any of his duties to the Company and the continuance of such failure or breach for more than twenty (20) days after written notice of such failure or breach by the Board; (ii) the engaging by Grantee in serious misconduct that is injurious to the Company or any subsidiary of the Company; (iii) the conviction of Grantee of, or the entering by Grantee of a plea of nolo contendere to, a crime that constitutes a felony; and (iv) the failure, prior to the second anniversary of the date hereof, of the Common Stock, for a period of seven trading days in any ten consecutive trading days, to have a Closing Price in excess of $5.00.

           (i) "OPTIONS" means options to purchase shares of Common Stock granted under this Agreement.

           (j) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        2. GRANT OF OPTIONS. The Company hereby grants to Grantee, effective as of the date hereof, Options to purchase up to 850,000 shares of Common Stock on the terms and subject to the conditions set forth herein.

        3. EXERCISABILITY AND EXERCISE PRICES. The Options will become exercisable as follows:

           (a) The Company shall promptly call a special meeting of the Company's stockholders for the purpose of requesting that the stockholders approve the terms of this Agreement and the grant of the Options hereunder. Notwithstanding any provision contained in this Agreement or the Employment Agreement to the contrary, none of the Options granted hereunder will become exercisable until stockholders of the Company approve the terms of this Agreement and the grant of the Options hereunder.

           (b) Options to purchase up to 450,000 shares of Common Stock will become exercisable at an option exercise price of $4.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) the day immediately following the first period after the date hereof of ten consecutive trading days in which the Closing Price of the Common Stock for at least seven trading days in that period exceeded $4.00;

           (c) Options to purchase up to 100,000 shares of Common Stock will become exercisable at an option exercise price of $5.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) the day immediately following the first period after the date hereof of ten consecutive trading days in which the Closing Price of the Common Stock for at least seven trading days in that period exceeded $5.00;

           (d) Options to purchase up to 150,000 shares of Common Stock will become exercisable at an option exercise price of $8.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) the day immediately following the first period after the date hereof of ten consecutive trading days in which the Closing Price of the Common Stock for at least seven trading days in that period exceeded $8.00; and

           (e) Options to purchase up to 150,000 shares of Common Stock will become exercisable at an option exercise price of $10.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) the day immediately following the first period after the date hereof of ten consecutive trading days in which the Closing Price of the Common Stock for at least seven trading days in that period exceeded $10.00.

For purposes of this Section 3, a "trading day" shall be any day on which the Nasdaq Stock Market (or any subsequent exchange or market system where the Company's shares are principally traded) is reporting sale prices for the Company's Common Stock.

        4. TERMINATION OF OPTIONS.

           (a) Unless an earlier termination date occurs as specified in Section 4(b), the Options will expire and become unexercisable (whether or not then exercisable) on the fifth (5th) anniversary of the date hereof ("EXPIRATION DATE").

           (b) If Grantee's employment with the Company is terminated by the Company For Cause prior to the Expiration Date or by the Grantee for any reason prior to the Expiration Date: (i) all Options that have not otherwise become exercisable, as of the date of Grantee's termination of employment, will immediately terminate and become unexercisable; and (ii) all Options that have become exercisable will terminate and become unexercisable on and after the date sixty (60) days following the date of Grantee's termination of employment.

           (c) If Grantee's active employment with the Company is terminated for any reason other than as set forth in Section 4(b): (i) all Options that have not otherwise become exercisable, as of the date of Grantee's termination of employment, will continue to become exercisable pursuant to Section 3 until such Options are terminated on the earlier of (x) the Expiration Date or (y) the latter of the first (1st) anniversary of the date of Grantee's termination of employment or the third (3rd) anniversary of the date hereof; and (ii) all Options that have become exercisable, as of the date of Grantee's termination of employment, will terminate and become unexercisable on the earlier of (x) the Expiration Date or (y) the latter of the first (1st) anniversary of the date of Grantee's termination of employment or the third (3rd) anniversary of the date hereof.

        5. REGISTRATION OF OPTIONS. Promptly after execution of this Agreement, the Company, at its expense, shall file a registration statement on Form S-8 to register the issuance and exercise of the Options.

        6. RESTRICTIONS ON EXERCISE. Notwithstanding anything to the contrary in this Agreement, the Options may not be exercised, and no Exercise Shares shall be issued: (a) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured and (b) unless all applicable federal, state and local tax withholding requirements shall have been satisfied. The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in Section 6(a) so as to permit the Options to be exercised.

        7. NON-TRANSFERABILITY OF OPTIONS. None of the Options are assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of Grantee upon his death, provided that the deceased Grantee's beneficiary or the representative of his estate acknowledge and agree in writing, in a form reasonably acceptable to the Compensation Committee to be bound by this Agreement as if such beneficiary or the estate were Grantee.

        8. WITHHOLDING. Whenever shares of Common Stock are to be issued pursuant to the exercise of Options, the Compensation Committee may require the recipient of the shares of Common Stock to remit to the Company an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements. Upon request by Grantee, the Company may also withhold shares of Common Stock to satisfy applicable withholding requirements, subject to any rules adopted by the Compensation Committee regarding compliance with applicable law, including, but not limited to, Section 16(b) of the Exchange Act.

        9. MANNER OF EXERCISE.

           (a) To the extent that the Options have become and remain exercisable as provided in Sections 3 and 4, and subject to such reasonable administrative regulations as the Compensation Committee may adopt, the Options may be exercised, by written notice to the Compensation Committee, specifying the number of Exercise Shares and the Exercise Date. On or before the Exercise Date, Grantee shall deliver to the Company full payment for the Options being exercised in cash, or cash equivalent satisfactory to the Compensation Committee, and in an amount equal to the aggregate purchase price for the Exercise Shares.

           (b) Subject to the discretion of the Compensation Committee, Grantee may, in lieu of cash, either: (i) deliver shares of Common Stock having an Exercise Date Value equal to the purchase price of the Exercise Shares; or (ii) deliver a combination of cash and shares of Common Stock with an aggregate value and Exercise Date Value equal to the purchase price of the Exercise Shares, subject to such rules and regulations as may be adopted by the Compensation Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act.

           (c) The Compensation Committee may require Grantee to furnish or execute such other documents as the Compensation Committee reasonably deems necessary: (i) to evidence such exercise and (ii) to comply with or satisfy the requirements of the Securities Act, applicable state securities laws or any other law.

        10. NO RIGHTS AS STOCKHOLDER. Grantee will have no voting or other rights as a stockholder of the Company with respect to any shares of Common Stock covered by the Options until the exercise of such Options and the issuance of a certificate or certificates to him for such shares of Common Stock. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

        11. CAPITAL ADJUSTMENTS. The number and any applicable option price of the shares of Common Stock covered by the Options will be proportionately and appropriately adjusted by the Compensation Committee to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. Subject to any required action by the stockholders of the Company, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Options will pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Options would have been entitled to receive in connection with such event.

        12. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, or Grantee, as the case may be, at the address of the Company's principal executive office. All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

        13. BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

        14. AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by Grantee and the Company.

        15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

        16. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                       DIEDRICH COFFEE, INC.,
                                       a Delaware corporation



                                       By: /s/ Lawrence Goelman
                                          -------------------------------
                                          Lawrence Goelman
                                          Chairman of the Board and
                                          Interim Chief Executive Officer



                                       THE GRANTEE



                                               /s/ John E. Martin
                                       -----------------------------------
                                                   John E. Martin

                                    EXHIBIT B

              STOCK OPTION PLAN AND AGREEMENT WITH TIMOTHY J. RYAN

        Stock Option Plan and Agreement, dated as of November 17, 1997 (this "AGREEMENT"), by and between Diedrich Coffee, Inc., a Delaware corporation (the "COMPANY") and Timothy J.
Ryan (the "GRANTEE").

                                    RECITALS

        A. The Company has agreed to employ Grantee under terms and conditions set forth in that certain agreement dated November 17, 1997 (the "EMPLOYMENT AGREEMENT"), by and between the Company and Grantee.

        B. Under the Employment Agreement, the Company has agreed to grant to Grantee options to purchase 600,000 shares of common stock, $0.01 par value per share (the "COMMON STOCK"), of the Company for the purpose of encouraging and rewarding Grantee's contributions to the performance of the Company and aligning Grantee's interests with the interests of the Company's stockholders.

                                    AGREEMENT

        NOW, THEREFORE, to evidence the grant of options by the Company and to set forth the terms and conditions of the grant of options, the Company and Grantee hereby agree as follows:

        1. DEFINITIONS. The following terms, as used in this Agreement, have the meanings ascribed to them in this Section 1.

           (a) "BOARD" means the Board of Directors of the Company.

           (b) "CLOSING PRICE" means the closing price on any given trading day of the Common Stock on the Nasdaq National Market (or any subsequent exchange or market system upon which the Company's Common Stock is principally traded) as reported in the Transaction Index of the Wall Street Journal.

           (c) "COMPENSATION COMMITTEE" means the Compensation Committee of the Board.

           (d) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (e) "EXERCISE DATE" means any date on which Grantee exercises
Options.

           (f) "EXERCISE DATE VALUE" means the product of: (i) the number of shares of Common Stock delivered to the Company and (ii) the Closing Price of the Common Stock on the Exercise Date.

           (g) "EXERCISE SHARES" means those shares of Common Stock with respect to which Options are being exercised.

           (h) "OPTIONS" means options to purchase shares of Common Stock granted under this Agreement.

           (i) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        2. GRANT OF OPTIONS. The Company hereby grants to Grantee, effective as of the date hereof, Options to purchase up to 600,000 shares of Common Stock on the terms and subject to the conditions set forth herein.

        3. EXERCISABILITY AND EXERCISE PRICES. The Options will become exercisable as follows:

           (a) The Company shall promptly call a special meeting of the Company's stockholders for the purpose of requesting that the stockholders approve the terms of this Agreement and the grant of the Options hereunder. Notwithstanding any provision contained in this Agreement or the Employment Agreement to the contrary, none of the Options granted hereunder will become exercisable until stockholders of the Company approve the terms of this Agreement and the grant of the Options hereunder.

           (b) Options to purchase up to 50,000 shares of Common Stock will become exercisable at an option exercise price of $3.50 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of both of the following conditions: (x) such Options shall have vested in accordance with Section 3(g) hereof and (y) after the date hereof, the Closing Price of the Common Stock shall have exceeded $3.50 per share for at least seven trading days in any period of ten consecutive trading days.

           (c) Options to purchase up to 75,000 shares of Common Stock will become exercisable at an option exercise price of $4.50 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of both of the following conditions: (x) such Options shall have vested in accordance with Section 3(g) hereof and (y) after the date hereof, the Closing Price of the Common Stock shall have exceeded $4.50 per share for at least seven trading days in any period of ten consecutive trading days.

           (d) Options to purchase up to 125,000 shares of Common Stock will become exercisable at an option exercise price of $5.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of both of the following conditions: (x) such Options shall have vested in accordance with Section 3(g) hereof and (y) after the date hereof, the Closing Price of the Common Stock shall have exceeded $5.00 per share for at least seven trading days in any period of ten consecutive trading days.

           (e) Options to purchase up to 175,000 shares of Common Stock will become exercisable at an option exercise price of $8.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of both of the following conditions: (x) such Options shall have vested in accordance with Section 3(g) hereof and (y) after the date hereof, the Closing Price of the Common Stock shall have exceeded $8.00 per share for at least seven trading days in any period of ten consecutive trading days.

           (f) Options to purchase up to 175,000 shares of Common Stock will become exercisable at an option exercise price of $10.00 per share of Common Stock on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of both of the following conditions: (x) such Options shall have vested in accordance with Section 3(g) hereof and (y) after the date hereof, the Closing Price of the Common Stock shall have exceeded $10.00 per share for at least seven trading days in any period of ten consecutive trading days.

           (g) The Options described in Sections 3(b) - (f) shall vest and become exercisable upon satisfaction of the conditions specified in such Sections in eight equal installments over a two year period as described in the next sentence. On each of March 1, 1998, June 1, 1998, September 1, 1998, December 1, 1998, March 1, 1999, June 1, 1999, September 1, 1999 and December 1, 1999, Options to purchase the following number of shares at the following option exercise prices shall vest:

                -       6,250 shares of Common Stock at $3.50 per share;

                -       9,375 shares of Common Stock at $4.50 per share;

                -       15,625 shares of Common Stock at $5.00 per share;

                -       21,875 shares of Common Stock at $8.00 per share; and

                -       21,875 shares of Common Stock at $10.00 per share.

           For purposes of this Section 3, a "trading day" shall be any day on which the Nasdaq Stock Market (or any subsequent exchange or market system where the Company's shares are principally traded) is reporting sale prices for the Company's Common Stock.

        4. TERMINATION OF OPTIONS.

           (a) Unless an earlier termination date occurs as specified in Section 4(b), the Options will expire and become unexercisable (whether or not then exercisable) on the fifth (5th) anniversary of the date hereof ("EXPIRATION DATE").

           (b) If Grantee's employment with the Company is terminated by the Company for Cause (as such term is defined in Section 4(b) of the Employment Agreement) prior to the Expiration Date or by the Grantee without Good Cause prior to the Expiration Date: (i) all Options that have not otherwise become exercisable, as of the date of Grantee's termination of employment, will immediately terminate and become unexercisable; and (ii) all Options that have become exercisable will terminate and become unexercisable on and after the date sixty (60) days following the date of Grantee's termination of employment.

           (c) If Grantee's active employment with the Company is terminated for any reason other than as set forth in Section 4(b) hereof: (i) all Options that have not otherwise become exercisable, as of the date of Grantee's termination of employment, will continue to become exercisable pursuant to Section 3 until such Options are terminated on the earlier of (x) the Expiration Date or (y) the latter of the first (1st) anniversary of the date of Grantee's termination of employment or the second (2nd) anniversary of the date hereof; and (ii) all Options that have become exercisable, as of the date of Grantee's termination of employment, will terminate and become unexercisable on the earlier of (x) the Expiration Date or (y) the latter of the first (1st) anniversary of the date of Grantee's termination of employment or the second (2nd) anniversary of the date hereof.

        5. REGISTRATION OF OPTIONS. Promptly after execution of this Agreement, the Company, at its expense, shall file a registration statement on Form S-8 to register the issuance and exercise of the Options.

        6. RESTRICTIONS ON EXERCISE. Notwithstanding anything to the contrary in this Agreement, the Options may not be exercised, and no Exercise Shares shall be issued: (a) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured and (b) unless all applicable federal, state and local tax withholding requirements shall have been satisfied. The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in Section 6(a) so as to permit the Options to be exercised.

        7. NON-TRANSFERABILITY OF OPTIONS. None of the Options are assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of Grantee upon his death, provided that the deceased Grantee's beneficiary or the representative of his estate acknowledge and agree in writing, in a form reasonably acceptable to the Compensation Committee to be bound by this Agreement as if such beneficiary or the estate were Grantee.

        8. WITHHOLDING. Whenever shares of Common Stock are to be issued pursuant to the exercise of Options, the Compensation Committee may require the recipient of the shares of Common Stock to remit to the Company an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements. Upon request by Grantee, the Company may also withhold shares of Common Stock to satisfy applicable withholding requirements, subject to any rules adopted by the Compensation Committee regarding compliance with applicable law, including, but not limited to, Section 16(b) of the Exchange Act.

        9. MANNER OF EXERCISE.

           (a) To the extent that the Options have become and remain exercisable as provided in Sections 3 and 4, and subject to such reasonable administrative regulations as the Compensation Committee may adopt, the Options may be exercised, by written notice to the Compensation Committee, specifying the number of Exercise Shares and the Exercise Date. On or before the Exercise Date, Grantee shall deliver to the Company full payment for the Options being exercised in cash, or cash equivalent satisfactory to the Compensation Committee, and in an amount equal to the aggregate purchase price for the Exercise Shares.

           (b) Subject to the discretion of the Compensation Committee, Grantee may, in lieu of cash, either: (i) deliver shares of Common Stock having an Exercise Date Value equal to the purchase price of the Exercise Shares; or (ii) deliver a combination of cash and shares of Common Stock with an aggregate value and Exercise Date Value equal to the purchase price of the Exercise Shares, subject to such rules and regulations as may be adopted by the Compensation Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act.

           (c) The Compensation Committee may require Grantee to furnish or execute such other documents as the Compensation Committee reasonably deems necessary: (i) to evidence such exercise and (ii) to comply with or satisfy the requirements of the Securities Act, applicable state securities laws or any other law.

        10. NO RIGHTS AS STOCKHOLDER. Grantee will have no voting or other rights as a stockholder of the Company with respect to any shares of Common Stock covered by the Options until the exercise of such Options and the issuance of a certificate or certificates to him for such shares of Common Stock. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

        11. CAPITAL ADJUSTMENTS. The number and any applicable option price of the shares of Common Stock covered by the Options will be proportionately and appropriately adjusted by the Compensation Committee to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. Subject to any required action by the stockholders of the Company, in any merger, consolidation, reorganization, exchange of shares, liquidation or dissolution, the Options will pertain to the securities and other property, if any, that a holder of the number of shares of Common Stock covered by the Options would have been entitled to receive in connection with such event.

        12. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, or Grantee, as the case may be, at the address of the Company's principal executive office. All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

        13. BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

        14. AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by Grantee and the Company.

        15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

        16. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                       DIEDRICH COFFEE, INC.,
                                       a Delaware corporation

                                       By: /s/ Lawrence Goelman
                                          -----------------------------------
                                          Lawrence Goelman
                                          Chairman of the Board and
                                          Interim Chief Executive Officer


                                       THE GRANTEE

                                               /s/ Timothy J. Ryan
                                       -------------------------------------
                                                   Timothy J. Ryan

PROXY
                             DIEDRICH COFFEE, INC.
                              2144 MICHELSON DRIVE
                                IRVINE, CA 92612
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Martin R. Diedrich and Lawrence Goelman, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Diedrich Coffee, Inc. held of record by the undersigned on December 16, 1997, at the Special Meeting of Stockholders to be held on January 22, 1998, and at any postponements or adjournments thereof. The proposals referred to below are described in the Proxy Statement for the Special Meeting of Stockholders dated December 22, 1997.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. APPROVAL OF THE STOCK OPTION PLAN AND AGREEMENT BETWEEN THE COMPANY AND JOHN
   E. MARTIN GRANTING MR. MARTIN OPTIONS TO PURCHASE UP TO 850,000 SHARES OF THE COMPANY'S COMMON STOCK.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

2. APPROVAL OF THE STOCK OPTION PLAN AND AGREEMENT BETWEEN THE COMPANY AND TIMOTHY J. RYAN GRANTING MR. RYAN OPTIONS TO PURCHASE UP TO 600,000 SHARES OF THE COMPANY'S COMMON STOCK.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

                    (IMPORTANT -- PLEASE SIGN ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                       Dated:

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       Please sign your name
                                                       exactly as it appears
                                                       hereon. When shares are
                                                       held by joint tenants,
                                                       both should sign. When
                                                       signing as attorney,
                                                       executor, administrator,
                                                       trustee or guardian,
                                                       please give full title as
                                                       such. If a corporation,
                                                       please sign in full
                                                       corporate name by
                                                       President or other
                                                       authorized officer. If a
                                                       partnership, please sign
                                                       in full partnership name
                                                       by authorized person.

                                                       PLEASE MARK, SIGN, DATE
                                                       AND RETURN THIS PROXY
                                                       CARD PROMPTLY USING THE
                                                       ENCLOSED ENVELOPE.